Exhibit 99.2

Genworth Financial

Insurance for living. Solutions for life.

SECOND QUARTER FINANCIAL SUPPLEMENT

JUNE 30, 2006

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with the release of Genworth’s second quarter results for 2006, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results.

Additional detail on the basis of financial information is provided on page 4 of this supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804-662-2693

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as net earnings from continuing operations, excluding after-tax net investment gain (losses), net of taxes and other adjustments, changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating earnings for the periods presented in this financial supplement.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net earnings to net operating earnings (as defined above) for the three months and six months ended June 30, 2006 and 2005.

During 2006, we began allocating net investment gains (losses) to the segments in determining segment net earnings. We exclude the net investment gains (losses), net of taxes and other adjustments, from segment net operating earnings for each of the segments. Other adjustments represent amortization of deferred acquisition costs and other intangible assets associated with the net investment gains (losses). During 2005, all net investment gains (losses) were recorded in the Corporate and Other segment.

This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 46 through 50 of this financial supplement.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$11,977	$11,738	$11,906	$11,615	$11,343	$11,062
Total accumulated other comprehensive income	233	740	1,404	1,713	2,163	1,458

Total stockholders’ equity	$12,210	$12,478	$13,310	$13,328	$13,506	$12,520

Book value per common share	$26.84	$27.37	$28.26	$28.31	$28.69	$26.62
Book value per common share, excluding accumulated other comprehensive income	$26.33	$25.74	$25.28	$24.67	$24.10	$23.52
Common shares outstanding as of balance sheet date	454.9	456.0	470.9	470.8	470.7	470.2

	Twelve months ended
Return on Equity (ROE)	June 30, 2006	December 31, 2005
GAAP Basis ROE	10.8%	10.7%
Operating ROE	11.1%	10.7%

See page 47 herein for a reconciliation of GAAP Basis ROE to Operating ROE

Basic and Diluted Shares	Three months ended June 30, 2006	Six months ended June 30, 2006
Weighted-average shares used in basic earnings per common share calculations	455.8	461.3
Dilutive securities:
Stock purchase contracts underlying equity units (1)	7.5	7.5
Stock options, restricted stock units and stock appreciation rights	5.0	5.1

Weighted-average shares used in diluted earnings per common share calculations	468.3	473.9

(1)	For more information on our Equity Units, see note 13 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2005.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares (a)
	$31.00	6.1
	$32.00	6.7
	$33.00	7.3
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.2
	$38.00	9.7
	$39.00	10.1
	$40.00	10.4

(a)	Incremental shares are calculated using the treasury stock method.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Second Quarter Results

Three and six months ended June 30, 2006 as compared to

three and six months ended June 30, 2005

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Net Earnings to Net Operating Earnings

(amounts in millions, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Net earnings	$317	$285	$651	$607
Less cumulative effect of accounting change, net of taxes	—	—	4	—

Net earnings before accounting change	317	285	647	607
Net investment losses (gains), net of taxes and other adjustments	22	—	37	4

Net operating earnings	$339	$285	$684	$611

Net earnings per common share:
Basic	$0.70	$0.61	$1.41	$1.27

Diluted	$0.68	$0.60	$1.37	$1.25

Net earnings before accounting change per common share:
Basic	$0.70	$0.61	$1.40	$1.27

Diluted	$0.68	$0.60	$1.37	$1.25

Net operating earnings per common share:
Basic	$0.74	$0.61	$1.48	$1.27

Diluted	$0.72	$0.60	$1.44	$1.26

Weighted-average common shares outstanding:
Basic	455.8	470.4	461.3	479.6

Diluted	468.3	477.4	473.9	485.9

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Net Earnings and Net Operating Earnings

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
REVENUES:
Premiums	$1,648	$1,614	$3,187	$3,219
Net investment income	953	842	1,877	1,693
Net investment gains (losses)	(49)	—	(71)	(6)
Policy fees and other income	202	154	386	315

Total revenues	2,754	2,610	5,379	5,221

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,096	1,051	2,131	2,126
Interest credited	378	347	751	687
Acquisition and operating expenses, net of deferrals	521	523	996	970
Amortization of deferred acquisition costs and intangibles	207	208	381	401
Interest expense	88	69	170	141

Total benefits and expenses	2,290	2,198	4,429	4,325

NET EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	464	412	950	896
Provision for income taxes	147	127	303	289
Effective tax rate	31.7%	30.8%	31.9%	32.3%

NET EARNINGS BEFORE ACCOUNTING CHANGE	317	285	647	607
Cumulative effect of accounting change, net of taxes	—	—	4	—

NET EARNINGS	317	285	651	607
ADJUSTMENTS TO NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	22	—	37	4
Cumulative effect of accounting change, net of taxes	—	—	(4)	—

NET OPERATING EARNINGS	$339	$285	$684	$611

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet

(amounts in millions)

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$52,316	$53,559	$53,937	$53,740	$53,591	$52,812
Equity securities available-for-sale, at fair value	187	193	206	195	187	184
Commercial mortgage loans	8,203	7,854	7,558	7,272	6,859	6,279
Policy loans	1,485	1,362	1,350	1,353	1,233	1,232
Restricted investments held by securitization entities	—	—	685	753	781	815
Other invested assets	1,840	2,738	3,174	3,224	3,696	3,888

Total investments	64,031	65,706	66,910	66,537	66,347	65,210
Cash and cash equivalents	2,351	1,909	1,875	1,834	1,518	1,461
Accrued investment income	663	788	733	749	759	809
Deferred acquisition costs	6,042	5,817	5,586	5,391	5,165	5,212
Intangible assets	942	817	782	778	778	819
Goodwill	1,486	1,451	1,450	1,455	1,454	1,462
Reinsurance recoverable	17,789	18,003	18,245	18,331	18,526	18,560
Other assets	717	716	967	1,691	1,210	1,551
Separate account assets	9,625	9,700	9,106	8,923	8,731	8,608

Total assets	$103,646	$104,907	$105,654	$105,689	$104,488	$103,692

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet (continued)

(amounts in millions)

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,614	$63,632	$63,749	$63,786	$62,519	$62,098
Liability for policy and contract claims	3,297	3,279	3,364	3,315	3,343	3,376
Unearned premiums	3,956	3,706	3,647	3,567	3,417	3,580
Other policyholder liabilities	484	443	507	518	682	677
Other liabilities	3,652	4,551	4,937	5,337	5,609	6,793
Non-recourse funding obligations	2,150	2,150	1,400	1,400	1,100	900
Short-term borrowings	295	380	152	167	529	544
Long-term borrowings	2,741	2,729	2,736	2,761	2,416	2,440
Senior notes underlying equity units	600	600	600	600	600	600
Mandatorily redeemable preferred stock	100	100	100	100	100	100
Deferred tax liability	922	1,159	1,386	1,177	1,182	643
Borrowings related to securitization entities	—	—	660	710	754	813
Separate account liabilities	9,625	9,700	9,106	8,923	8,731	8,608

Total liabilities	91,436	92,429	92,344	92,361	90,982	91,172

Commitments and contingencies
Stockholders’ equity:
Common stock	—	—	—	—	—	—
Additional paid-in capital	10,713	10,682	10,671	10,651	10,651	10,625

Accumulated other comprehensive income:
Net unrealized investment gains (losses)	(312)	223	760	1,040	1,538	847
Derivatives qualifying as hedges	212	280	389	399	406	266
Foreign currency translation and other adjustments	333	237	255	274	219	345

Total accumulated other comprehensive income	233	740	1,404	1,713	2,163	1,458
Retained earnings	2,317	2,035	1,735	1,464	1,192	937
Treasury stock, at cost	(1,053)	(979)	(500)	(500)	(500)	(500)

Total stockholders’ equity	12,210	12,478	13,310	13,328	13,506	12,520

Total liabilities and stockholders’ equity	$103,646	$104,907	$105,654	$105,689	$104,488	$103,692

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

DEFERRED ACQUISITION COSTS ROLLFORWARD

(amounts in millions)

Deferred Acquisition Costs Rollforward	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of March 31, 2006	$4,695	$880	$136	$—	$5,711
Costs deferred	237	62	21	—	320
Amortization, net of interest accretion(1)	(134)	(36)	(11)	—	(181)
Impact of foreign currency translation	32	—	2	—	34

Unamortized balance as of June 30, 2006	4,830	906	148	—	5,884
Accumulated effect of net unrealized investment gains	1	157	—	—	158

Balance as of June 30, 2006	$4,831	$1,063	$148	$—	$6,042

(1)	Amortization, net of interest accretion, includes $11 million of amortization related to net investment gains (losses) for our investment contracts.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings by Quarter

(amounts in millions, except per share amounts)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,648	$1,539	$3,187	$1,531	$1,547	$1,614	$1,605	$6,297
Net investment income	953	924	1,877	941	902	842	851	3,536
Net investment gains (losses)	(49)	(22)	(71)	11	(7)	—	(6)	(2)
Policy fees and other income	202	184	386	172	186	154	161	673

Total revenues	2,754	2,625	5,379	2,655	2,628	2,610	2,611	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,096	1,035	2,131	1,053	1,026	1,051	1,075	4,205
Interest credited	378	373	751	374	364	347	340	1,425
Acquisition and operating expenses, net of deferrals	521	475	996	513	506	523	447	1,989
Amortization of deferred acquisition costs and intangibles	207	174	381	176	217	208	193	794
Interest expense	88	82	170	80	72	69	72	293

Total benefits and expenses	2,290	2,139	4,429	2,196	2,185	2,198	2,127	8,706

EARNINGS BEFORE INCOME TAXES	464	486	950	459	443	412	484	1,798
Provision for income taxes	147	156	303	152	136	127	162	577

NET EARNINGS BEFORE ACCOUNTING CHANGE	317	330	647	307	307	285	322	1,221
Cumulative effect of accounting change, net of taxes	—	4	4	—	—	—	—	—

NET EARNINGS	317	334	651	307	307	285	322	1,221
ADJUSTMENTS TO NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	22	15	37	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	(4)	(4)	—	—	—	—	—

NET OPERATING EARNINGS	$339	$345	$684	$300	$311	$285	$326	$1,222

EPS Data:
Earnings Per Share
Basic	$0.70	$0.72	$1.41	$0.65	$0.65	$0.61	$0.66	$2.57
Diluted	$0.68	$0.70	$1.37	$0.64	$0.64	$0.60	$0.65	$2.52
Operating Earnings Per Share
Basic	$0.74	$0.74	$1.48	$0.64	$0.66	$0.61	$0.67	$2.57
Diluted	$0.72	$0.72	$1.44	$0.62	$0.65	$0.60	$0.66	$2.52
Shares Outstanding
Basic	455.8	467.0	461.3	470.9	470.7	470.4	488.8	475.3
Diluted	468.3	479.5	473.9	482.6	481.1	477.4	494.3	484.6

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage
Three months ended June 30, 2006	Life	Long- term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total	Corporate and Other	Total
REVENUES:
Premiums	$226	$458	$322	$168	$1,174	$200	$—	$—	$200	$116	$151	$267	$7	$1,648
Net investment income	146	184	23	11	364	336	6	145	487	37	48	85	17	953
Net investment gains (losses)	(1)	(1)	—	—	(2)	(42)	—	(3)	(45)	1	—	1	(3)	(49)
Policy fees and other income	86	8	7	2	103	7	77	—	84	6	5	11	4	202

Total revenues	457	649	352	181	1,639	501	83	142	726	160	204	364	25	2,754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	171	435	54	118	778	264	3	—	267	24	26	50	1	1,096
Interest credited	60	36	—	—	96	155	4	123	282	—	—	—	—	378
Acquisition and operating expenses, net of deferrals	35	93	182	40	350	29	49	2	80	32	44	76	15	521
Amortization of deferred acquisition costs and intangibles	38	28	77	10	153	34	6	—	40	7	6	13	1	207
Interest expense	34	—	—	—	34	1	—	—	1	—	—	—	53	88

Total benefits and expenses	338	592	313	168	1,411	483	62	125	670	63	76	139	70	2,290

EARNINGS BEFORE INCOME TAXES	119	57	39	13	228	18	21	17	56	97	128	225	(45)	464
Provision (benefit) for income taxes	43	21	10	5	79	7	6	6	19	24	38	62	(13)	147

	76	36	29	8	149	11	15	11	37	73	90	163	(32)	317
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET EARNINGS (LOSS)	76	36	29	8	149	11	15	11	37	73	90	163	(32)	317
ADJUSTMENTS TO SEGMENT NET EARNINGS (LOSS):
Net investment losses (gains), net of taxes and other adjustments	1	1	—	—	2	18	—	2	20	(1)	—	(1)	1	22
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS (LOSS)	$77	$37	$29	$8	$151	$29	$15	$13	$57	$72	$90	$162	$(31)	$339

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other
Three months ended June 30, 2005	Life	Long- term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total		Total
REVENUES:
Premiums	$193	$431	$352	$165	$1,141	$241	$—	$—	$241	$113	$107	$220	$12	$1,614
Net investment income	116	160	25	11	312	322	5	105	432	32	36	68	30	842
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Policy fees and other income	65	2	8	3	78	5	57	—	62	7	5	12	2	154

Total revenues	374	593	385	179	1,531	568	62	105	735	152	148	300	44	2,610

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	165	371	61	113	710	297	4	—	301	25	14	39	1	1,051
Interest credited	58	32	—	1	91	166	4	86	256	—	—	—	—	347
Acquisition and operating expenses, net of deferrals	28	74	209	41	352	31	33	2	66	40	35	75	30	523
Amortization of deferred acquisition costs and intangibles	26	45	78	12	161	28	4	—	32	7	6	13	2	208
Interest expense	11	—	—	—	11	1	—	—	1	—	—	—	57	69

Total benefits and expenses	288	522	348	167	1,325	523	45	88	656	72	55	127	90	2,198

EARNINGS BEFORE INCOME TAXES	86	71	37	12	206	45	17	17	79	80	93	173	(46)	412
Provision (benefit) for income taxes	31	25	13	4	73	10	3	6	19	19	33	52	(17)	127

SEGMENT NET EARNINGS (LOSS)	55	46	24	8	133	35	14	11	60	61	60	121	(29)	285
ADJUSTMENT TO SEGMENT NET EARNINGS (LOSS):
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS (LOSS)	$55	$46	$24	$8	$133	$35	$14	$11	$60	$61	$60	$121	$(29)	$285

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage
Six months ended June 30, 2006	Life	Long- term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total	Corporate and Other	Total
REVENUES:
Premiums	$447	$883	$613	$336	$2,279	$380	$—	$—	$380	$232	$282	$514	$14	$3,187
Net investment income	284	358	45	23	710	665	10	277	952	72	93	165	50	1,877
Net investment gains (losses)	(1)	3	—	—	2	(49)	—	(5)	(54)	1	1	2	(21)	(71)
Policy fees and other income	169	13	13	5	200	13	148	—	161	10	8	18	7	386

Total revenues	899	1,257	671	364	3,191	1,009	158	272	1,439	315	384	699	50	5,379

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	354	831	102	238	1,525	504	4	—	508	43	53	96	2	2,131
Interest credited	120	70	—	1	191	315	8	237	560	—	—	—	—	751
Acquisition and operating expenses, net of deferrals	71	174	354	81	680	56	92	4	152	64	80	144	20	996
Amortization of deferred acquisition costs and intangibles	59	54	142	20	275	65	11	—	76	15	13	28	2	381
Interest expense	59	—	—	—	59	2	—	—	2	—	—	—	109	170

Total benefits and expenses	663	1,129	598	340	2,730	942	115	241	1,298	122	146	268	133	4,429

EARNINGS BEFORE INCOME TAXES	236	128	73	24	461	67	43	31	141	193	238	431	(83)	950
Provision (benefit) for income taxes	86	46	19	9	160	25	13	11	49	48	71	119	(25)	303

	150	82	54	15	301	42	30	20	92	145	167	312	(58)	647
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET EARNINGS (LOSS)	150	82	54	15	301	42	30	20	92	145	167	312	(54)	651
ADJUSTMENTS TO SEGMENT NET EARNINGS (LOSS):
Net investment losses (gains), net of taxes and other adjustments	1	(2)	—	—	(1)	23	—	3	26	(1)	—	(1)	13	37
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

SEGMENT NET OPERATING EARNINGS (LOSS)	$151	$80	$54	$15	$300	$65	$30	$23	$118	$144	$167	$311	$(45)	$684

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Earnings and Net Operating Earnings (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage
Six months ended June 30, 2005	Life	Long- term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total	Corporate and Other	Total
REVENUES:
Premiums	$394	$839	$719	$327	$2,279	$485	$—	$—	$485	$224	$211	$435	$20	$3,219
Net investment income	237	316	52	22	627	653	9	203	865	63	74	137	64	1,693
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	(6)	(6)
Policy fees and other income	143	4	13	7	167	8	112	—	120	14	8	22	6	315

Total revenues	774	1,159	784	356	3,073	1,146	121	203	1,470	301	293	594	84	5,221

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	337	759	134	225	1,455	604	5	—	609	40	20	60	2	2,126
Interest credited	117	63	—	1	181	331	7	168	506	—	—	—	—	687
Acquisition and operating expenses, net of deferrals	62	139	395	86	682	61	60	4	125	74	60	134	29	970
Amortization of deferred acquisition costs and intangibles	46	62	184	21	313	52	7	—	59	13	11	24	5	401
Interest expense	20	—	—	—	20	1	—	—	1	—	—	—	120	141

Total benefits and expenses	582	1,023	713	333	2,651	1,049	79	172	1,300	127	91	218	156	4,325

EARNINGS BEFORE INCOME TAXES	192	136	71	23	422	97	42	31	170	174	202	376	(72)	896
Provision (benefit) for income taxes	69	48	25	8	150	28	11	11	50	41	73	114	(25)	289

SEGMENT NET EARNINGS (LOSS)	123	88	46	15	272	69	31	20	120	133	129	262	(47)	607
ADJUSTMENT TO SEGMENT NET EARNINGS (LOSS):
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET OPERATING EARNINGS (LOSS)	$123	$88	$46	$15	$272	$69	$31	$20	$120	$133	$129	$262	$(43)	$611

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings—Protection

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,174	$1,105	$2,279	$1,109	$1,133	$1,141	$1,138	$4,521
Net investment income	364	346	710	339	321	312	315	1,287
Net investment gains (losses)	(2)	4	2	—	—	—	—	—
Policy fees and other income	103	97	200	94	110	78	89	371

Total revenues	1,639	1,552	3,191	1,542	1,564	1,531	1,542	6,179

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	778	747	1,525	731	740	710	745	2,926
Interest credited	96	95	191	98	90	91	90	369
Acquisition and operating expenses, net of deferrals	350	330	680	336	332	352	330	1,350
Amortization of deferred acquisition costs and intangibles	153	122	275	121	163	161	152	597
Interest expense	34	25	59	19	13	11	9	52

Total benefits and expenses	1,411	1,319	2,730	1,305	1,338	1,325	1,326	5,294

EARNINGS BEFORE INCOME TAXES	228	233	461	237	226	206	216	885
Provision for income taxes	79	81	160	86	81	73	77	317

SEGMENT NET EARNINGS	149	152	301	151	145	133	139	568
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	2	(3)	(1)	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$151	$149	$300	$151	$145	$133	$139	$568

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Life

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$226	$221	$447	$207	$212	$193	$201	$813
Net investment income	146	138	284	134	122	116	121	493
Net investment gains (losses)	(1)	—	(1)	—	—	—	—	—
Policy fees and other income	86	83	169	80	94	65	78	317

Total revenues	457	442	899	421	428	374	400	1,623

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	171	183	354	158	168	165	172	663
Interest credited	60	60	120	59	59	58	59	235
Acquisition and operating expenses, net of deferrals	35	36	71	36	36	28	34	134
Amortization of deferred acquisition costs and intangibles	38	21	59	26	39	26	20	111
Interest expense	34	25	59	19	13	11	9	52

Total benefits and expenses	338	325	663	298	315	288	294	1,195

EARNINGS BEFORE INCOME TAXES	119	117	236	123	113	86	106	428
Provision for income taxes	43	43	86	44	40	31	38	153

SEGMENT NET EARNINGS	76	74	150	79	73	55	68	275
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	1	—	1	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$77	$74	$151	$79	$73	$55	$68	$275

SALES:
Sales by Product:
Term Life	$37	$34	$71	$37	$38	$34	$29	$138
Universal Life:
Annualized first-year deposits	10	9	19	7	7	6	7	27
Excess deposits	22	19	41	20	12	8	6	46

Total Universal Life	32	28	60	27	19	14	13	73

Total Sales	$69	$62	$131	$64	$57	$48	$42	$211

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$2	$1	$1	$1	$3	$6
Independent Producers	68	61	129	63	56	47	39	205

Total Sales	$69	$62	$131	$64	$57	$48	$42	$211

Sales from our term life insurance product represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first-year deposits and excess deposits.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Long-term Care

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$458	$425	$883	$429	$412	$431	$408	$1,680
Net investment income	184	174	358	171	165	160	156	652
Net investment gains (losses)	(1)	4	3	—	—	—	—	—
Policy fees and other income	8	5	13	5	6	2	2	15

Total revenues	649	608	1,257	605	583	593	566	2,347

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	435	396	831	399	389	371	388	1,547
Interest credited	36	34	70	38	31	32	31	132
Acquisition and operating expenses, net of deferrals	93	81	174	79	80	74	65	298
Amortization of deferred acquisition costs and intangibles	28	26	54	22	19	45	17	103
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	592	537	1,129	538	519	522	501	2,080

EARNINGS BEFORE INCOME TAXES	57	71	128	67	64	71	65	267
Provision for income taxes	21	25	46	24	23	25	23	95

SEGMENT NET EARNINGS	36	46	82	43	41	46	42	172
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	1	(3)	(2)	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$37	$43	$80	$43	$41	$46	$42	$172

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$11	$10	$21	$9	$10	$9	$10	$38
Independent Producers	16	17	33	15	12	13	13	53
Dedicated Sales Specialist	14	14	28	14	16	16	15	61

Total Individual Long-term Care	41	41	82	38	38	38	38	152
Group Long-term Care	1	—	1	5	—	1	—	6
Medicare Supplement and Other A&H	9	7	16	3	3	3	3	12

Total Sales	$51	$48	$99	$46	$41	$42	$41	$170

Sales from our long-term care products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Payment Protection Insurance

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$322	$291	$613	$307	$343	$352	$367	$1,369
Net investment income	23	22	45	22	23	25	27	97
Net investment gains (losses)	—	—	—	—	—	—	—	—
Policy fees and other income	7	6	13	6	7	8	5	26

Total revenues	352	319	671	335	373	385	399	1,492

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	48	102	61	68	61	73	263
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	182	172	354	176	176	209	186	747
Amortization of deferred acquisition costs and intangibles	77	65	142	63	93	78	106	340
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	313	285	598	300	337	348	365	1,350

EARNINGS BEFORE INCOME TAXES	39	34	73	35	36	37	34	142
Provision for income taxes	10	9	19	14	13	13	12	52

SEGMENT NET EARNINGS	29	25	54	21	23	24	22	90
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$29	$25	$54	$21	$23	$24	$22	$90

SALES:
Payment Protection Insurance	$500	$419	$919	$421	$454	$501	$453	$1,829
Mexico Operations	15	16	31	16	14	12	12	54

Total Sales	$515	$435	$950	$437	$468	$513	$465	$1,883

Sales from our payment protection insurance business represent total written premiums and deposits gross of ceded reinsurance and cancellation during the specified period. The Q2 2006 payment protection sales include $32 million of gross deposits related to a reciprocal reinsurance agreement closed during the quarter. Sales from our Mexican-domiciled operations represent total written premiums net of cancellations.

Beginning in 2006, our Mexican-domiciled operations are reported within the payment protection insurance business. All quarters presented have been revised to combine our Mexican-domiciled operations with payment protection insurance. The revision has also been made to reflect the impact on the Corporate and Other segment where our Mexican-domiciled operations results were previously reported.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Group Life and Health

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$168	$168	$336	$166	$166	$165	$162	$659
Net investment income	11	12	23	12	11	11	11	45
Net investment gains (losses)	—	—	—	—	—	—	—	—
Policy fees and other income	2	3	5	3	3	3	4	13

Total revenues	181	183	364	181	180	179	177	717

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	118	120	238	113	115	113	112	453
Interest credited	—	1	1	1	—	1	—	2
Acquisition and operating expenses, net of deferrals	40	41	81	45	40	41	45	171
Amortization of deferred acquisition costs and intangibles	10	10	20	10	12	12	9	43
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	168	172	340	169	167	167	166	669

EARNINGS BEFORE INCOME TAXES	13	11	24	12	13	12	11	48
Provision for income taxes	5	4	9	4	5	4	4	17

SEGMENT NET EARNINGS	8	7	15	8	8	8	7	31
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$8	$7	$15	$8	$8	$8	$7	$31

Sales by Distribution Channel:
Independent Producers	$44	$34	$78	$69	$37	$38	$30	$174

Sales from our group life and health insurance products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

S egment Net Earnings and Segment Net Operating Earnings—Retirement Income and Investments

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$200	$180	$380	$181	$189	$241	$244	$855
Net investment income	487	465	952	493	455	432	433	1,813
Net investment gains (losses)	(45)	(9)	(54)	—	—	—	—	—
Policy fees and other income	84	77	161	63	61	62	58	244

Total revenues	726	713	1,439	737	705	735	735	2,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	267	241	508	255	247	301	308	1,111
Interest credited	282	278	560	276	274	256	250	1,056
Acquisition and operating expenses, net of deferrals	80	72	152	68	66	66	59	259
Amortization of deferred acquisition costs and intangibles	40	36	76	39	33	32	27	131
Interest expense	1	1	2	1	1	1	—	3

Total benefits and expenses	670	628	1,298	639	621	656	644	2,560

EARNINGS BEFORE INCOME TAXES	56	85	141	98	84	79	91	352
Provision for income taxes	19	30	49	30	25	19	31	105

SEGMENT NET EARNINGS	37	55	92	68	59	60	60	247
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	20	6	26	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$57	$61	$118	$68	$59	$60	$60	$247

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Spread-Based Retail

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$200	$180	$380	$181	$189	$241	$244	$855
Net investment income	336	329	665	361	338	322	331	1,352
Net investment gains (losses)	(42)	(7)	(49)	—	—	—	—	—
Policy fees and other income	7	6	13	5	4	5	3	17

Total revenues	501	508	1,009	547	531	568	578	2,224

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	264	240	504	255	245	297	307	1,104
Interest credited	155	160	315	165	172	166	165	668
Acquisition and operating expenses, net of deferrals	29	27	56	28	29	31	30	118
Amortization of deferred acquisition costs and intangibles	34	31	65	34	28	28	24	114
Interest expense	1	1	2	1	1	1	—	3

Total benefits and expenses	483	459	942	483	475	523	526	2,007

EARNINGS BEFORE INCOME TAXES	18	49	67	64	56	45	52	217
Provision for income taxes	7	18	25	21	17	10	18	66

SEGMENT NET EARNINGS	11	31	42	43	39	35	34	151
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	18	5	23	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$29	$36	$65	$43	$39	$35	$34	$151

SALES:
Sales by Product:
Structured Settlements	$43	$47	$90	$51	$50	$93	$153	$347
Single Premium Immediate Annuities	215	200	415	193	190	164	166	713
Fixed Annuities	261	189	450	343	378	686	364	1,771

Total Spread-based retail	$519	$436	$955	$587	$618	$943	$683	$2,831

Sales by Distribution Channel:
Financial Intermediaries	$409	$323	$732	$467	$487	$771	$441	$2,166
Independent Producers	106	107	213	113	124	164	230	631
Dedicated Sales Specialists	4	6	10	7	7	8	12	34

Total Spread-based retail	$519	$436	$955	$587	$618	$943	$683	$2,831

Sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Fee-Based

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6	4	10	6	4	5	4	19
Net investment gains (losses)	—	—	—	—	—	—	—	—
Policy fees and other income	77	71	148	58	57	57	55	227

Total revenues	83	75	158	64	61	62	59	246

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	1	4	—	2	4	1	7
Interest credited	4	4	8	5	1	4	3	13
Acquisition and operating expenses, net of deferrals	49	43	92	36	35	33	27	131
Amortization of deferred acquisition costs and intangibles	6	5	11	5	5	4	3	17
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	62	53	115	46	43	45	34	168

EARNINGS BEFORE INCOME TAXES	21	22	43	18	18	17	25	78
Provision for income taxes	6	7	13	4	4	3	8	19

SEGMENT NET EARNINGS	15	15	30	14	14	14	17	59
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$15	$15	$30	$14	$14	$14	$17	$59

SALES:
Sales by Product:
Income Distribution Series (1)	$307	$264	$571	$201	$99	$95	$86	$481
Traditional Variable Annuities	140	138	278	134	142	159	178	613
Variable Life	1	4	5	3	3	5	3	14
Asset Management	643	582	1,225	473	429	378	323	1,603

Total Fee-based	$1,091	$988	$2,079	$811	$673	$637	$590	$2,711

Sales by Distribution Channel:
Financial Intermediaries	$420	$375	$795	$308	$221	$243	$247	$1,019
Independent Producers	426	308	734	236	218	228	202	884
Dedicated Sales Specialist	245	305	550	267	234	166	141	808

Total Fee-based	$1,091	$988	$2,079	$811	$673	$637	$590	$2,711

Sales from our fee-based products represent new and additional premiums/deposits.

(1)	Income distribution series products are comprised of our retirement income and annuity product and four variable annuity riders that provide similar income features.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—Spread-Based Institutional

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	145	132	277	126	113	105	98	442
Net investment gains (losses)	(3)	(2)	(5)	—	—	—	—	—
Policy fees and other income	—	—	—	—	—	—	—	—

Total revenues	142	130	272	126	113	105	98	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	123	114	237	106	101	86	82	375
Acquisition and operating expenses, net of deferrals	2	2	4	4	2	2	2	10
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	125	116	241	110	103	88	84	385

EARNINGS BEFORE INCOME TAXES	17	14	31	16	10	17	14	57
Provision for income taxes	6	5	11	5	4	6	5	20

SEGMENT NET EARNINGS	11	9	20	11	6	11	9	37
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	2	1	3	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$13	$10	$23	$11	$6	$11	$9	$37

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$29	$57	$86	$31	$81	$105	$49	$266
Funding Agreements Backing Notes	300	700	1,000	500	1,000	150	300	1,950
Funding Agreements	50	—	50	—	—	100	—	100

Total Spread-based institutional	$379	$757	$1,136	$531	$1,081	$355	$349	$2,316

Sales from our spread-based institutional products represent new and additional premiums/deposits. These products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

S egment Net Earnings and Segment Net Operating Earnings and Sales—Mortgage Insurance

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$267	$247	$514	$229	$218	$220	$215	$882
Net investment income	85	80	165	77	73	68	69	287
Net investment gains (losses)	1	1	2	—	—	—	—	—
Policy fees and other income	11	7	18	11	12	12	10	45

Total revenues	364	335	699	317	303	300	294	1,214

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	46	96	66	36	39	21	162
Acquisition and operating expenses, net of deferrals	76	68	144	74	81	75	59	289
Amortization of deferred acquisition costs and intangibles	13	15	28	14	18	13	11	56

Total benefits and expenses	139	129	268	154	135	127	91	507

EARNINGS BEFORE INCOME TAXES	225	206	431	163	168	173	203	707
Provision for income taxes	62	57	119	44	42	52	62	200

SEGMENT NET EARNINGS	163	149	312	119	126	121	141	507
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	(1)	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$162	$149	$311	$119	$126	$121	$141	$507

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—U.S. Mortgage Insurance

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$116	$116	$232	$112	$111	$113	$111	$447
Net investment income	37	35	72	33	34	32	31	130
Net investment gains (losses)	1	—	1	—	—	—	—	—
Policy fees and other income	6	4	10	6	6	7	7	26

Total revenues	160	155	315	151	151	152	149	603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	19	43	50	27	25	15	117
Acquisition and operating expenses, net of deferrals	32	32	64	38	49	40	34	161
Amortization of deferred acquisition costs and intangibles	7	8	15	9	13	7	6	35

Total benefits and expenses	63	59	122	97	89	72	55	313

EARNINGS BEFORE INCOME TAXES	97	96	193	54	62	80	94	290
Provision for income taxes	24	24	48	7	4	19	22	52

SEGMENT NET EARNINGS	73	72	145	47	58	61	72	238
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	(1)	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$72	$72	$144	$47	$58	$61	$72	$238

SALES:
New Insurance Written (NIW):
Flow	$6,651	$5,544	$12,195	$6,567	$7,073	$6,533	$4,983	$25,156
Bulk	1,462	1,258	2,720	62	147	687	683	1,579
Pool	63	41	104	61	—	—	—	61

Total U.S. Mortgage NIW	$8,176	$6,843	$15,019	$6,690	$7,220	$7,220	$5,666	$26,796

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—International Mortgage Insurance

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$151	$131	$282	$117	$107	$107	$104	$435
Net investment income	48	45	93	44	39	36	38	157
Net investment gains (losses)	—	1	1	—	—	—	—	—
Policy fees and other income	5	3	8	5	6	5	3	19

Total revenues	204	180	384	166	152	148	145	611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	27	53	16	9	14	6	45
Acquisition and operating expenses, net of deferrals	44	36	80	36	32	35	25	128
Amortization of deferred acquisition costs and intangibles	6	7	13	5	5	6	5	21

Total benefits and expenses	76	70	146	57	46	55	36	194

EARNINGS BEFORE INCOME TAXES	128	110	238	109	106	93	109	417
Provision for income taxes	38	33	71	37	38	33	40	148

SEGMENT NET EARNINGS	90	77	167	72	68	60	69	269
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$90	$77	$167	$72	$68	$60	$69	$269

SEGMENT OPERATING EARNINGS BY PLATFORM
Australia	$35	$30	$65	$24	$28	$25	$29	$106
Canada	51	46	97	46	38	35	34	153
Europe and Rest of World	4	1	5	2	2	—	6	10

SEGMENT NET EARNINGS	90	77	167	72	68	60	69	269
ADJUSTMENT TO SEGMENT NET EARNINGS:
Net investment losses (gains), net of taxes and other adjustments	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING EARNINGS	$90	$77	$167	$72	$68	$60	$69	$269

SALES:
New Insurance Written (NIW):
Flow	$19,990	$19,714	$39,704	$19,230	$18,556	$14,070	$12,743	$64,599
Bulk	1,677	667	2,344	2,650	2,474	7,333	1,500	13,957

Total International Mortgage NIW	$21,667	$20,381	$42,048	$21,880	$21,030	$21,403	$14,243	$78,556

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings—Corporate and Other

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$7	$7	$14	$12	$7	$12	$8	$39
Net investment income	17	33	50	32	53	30	34	149
Net investment gains (losses)	(3)	(18)	(21)	11	(7)	—	(6)	(2)
Policy fees and other income	4	3	7	4	3	2	4	13

Total revenues	25	25	50	59	56	44	40	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	2	1	3	1	1	6
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	15	5	20	35	27	30	(1)	91
Amortization of deferred acquisition costs and intangibles	1	1	2	2	3	2	3	10
Interest expense	53	56	109	60	58	57	63	238

Total benefits and expenses	70	63	133	98	91	90	66	345

SEGMENT NET LOSS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	(45)	(38)	(83)	(39)	(35)	(46)	(26)	(146)
Benefit from income taxes	(13)	(12)	(25)	(8)	(12)	(17)	(8)	(45)

	(32)	(26)	(58)	(31)	(23)	(29)	(18)	(101)
SEGMENT NET LOSS BEFORE ACCOUNTING CHANGE
Cumulative effect of accounting change, net of taxes	—	4	4	—	—	—	—	—

SEGMENT NET LOSS	(32)	(22)	(54)	(31)	(23)	(29)	(18)	(101)
ADJUSTMENTS TO SEGMENT NET LOSS:
Net investment losses (gains), net of taxes and other adjustments	1	12	13	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	(4)	(4)	—	—	—	—	—

SEGMENT NET OPERATING LOSS	$(31)	$(14)	$(45)	$(38)	$(19)	$(29)	$(14)	$(100)

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public	$23,431	36%	$24,118	36%	$25,184	37%	$25,250	37%	$25,635	38%	$25,317	38%
Other private	10,302	16	10,272	15	10,200	15	10,171	15	9,889	15	9,443	14
Mortgage and asset-backed	12,915	19	13,464	20	12,803	19	12,434	18	12,020	18	12,071	18
Tax exempt	2,802	4	2,900	4	2,886	4	2,909	4	2,991	4	3,012	5
Non-investment grade	2,866	4	2,805	4	2,864	4	2,976	4	3,056	5	2,969	5
Equity securities:
Common stocks and mutual funds	44	—	45	—	54	—	62	—	50	—	52	—
Preferred stocks	143	—	148	—	152	—	133	—	137	—	132	—
Commercial mortgage loans	8,203	12	7,854	12	7,558	11	7,272	11	6,859	10	6,279	9
Policy loans	1,485	2	1,362	2	1,350	2	1,353	2	1,233	2	1,232	2
Restricted investments held by securitization entities	—	—	—	—	685	1	753	1	781	1	815	1
Cash, cash equivalents and short-term investments	2,353	5	1,962	3	1,900	3	1,860	3	1,545	2	1,526	2
Securities lending	935	1	1,597	2	1,820	3	2,212	3	2,670	4	3,019	5
Other invested assets	903	1	1,088	2	1,329	1	986	2	999	1	804	1

Total invested assets and cash	$66,382	100%	$67,615	100%	$68,785	100%	$68,371	100%	$67,865	100%	$66,671	100%

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Investment Summary (continued)

(amounts in millions)

		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$28,641	74%	$29,269	73%	$29,295	72%	$28,966	72%	$29,191	72%	$29,107	72%
2	Baa	7,910	20	8,512	22	9,072	23	9,345	23	9,447	23	9,472	23
3	Ba	1,442	4	1,504	4	1,466	4	1,575	4	1,529	4	1,439	4
4	B	625	2	548	1	557	1	440	1	465	1	474	1
5	Caa and lower	25	—	81	—	79	—	122	—	119	—	91	—
6	In or near default	9	—	9	—	13	—	12	—	26	—	26	—
Not rated	Not rated	—	—	5	—	57	—	47	—	36	—	35	—

	Total public fixed maturities	$38,652	100%	$39,928	100%	$40,539	100%	$40,507	100%	$40,813	100%	$40,644	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$7,603	56%	$7,707	57%	$7,452	56%	$7,201	55%	$6,907	55%	$6,350	52%
2	Baa	5,297	39	5,266	39	5,252	39	5,252	40	4,990	39	4,914	41
3	Ba	549	4	450	3	470	4	535	4	550	4	543	5
4	B	163	1	161	1	157	1	139	1	217	2	175	1
5	Caa and lower	12	—	13	—	16	—	36	—	39	—	46	—
6	In or near default	39	—	34	—	34	—	50	—	55	—	37	—
Not rated	Not rated	1	—	—	—	17	—	20	—	20	—	103	1

	Total private fixed maturities	$13,664	100%	$13,631	100%	$13,398	100%	$13,233	100%	$12,778	100%	$12,168	100%

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$688	1%	$657	1%	$805	2%	$715	1%	$731	1%	$493	1%
Tax exempt	2,803	5	2,900	6	2,890	6	2,913	6	2,995	6	3,016	6
Foreign government	1,842	4	1,825	4	1,806	3	1,793	3	1,887	3	1,808	3
U.S. corporate	24,398	47	25,314	47	26,122	48	26,617	50	27,058	51	26,623	50
Foreign corporate	9,561	18	9,291	17	9,390	17	9,144	17	8,776	16	8,651	16
Mortgage-backed	8,324	16	8,836	16	8,834	16	8,659	16	8,557	16	8,835	17
Asset-backed	4,700	9	4,736	9	4,090	8	3,899	7	3,587	7	3,386	7

Total fixed maturities	$52,316	100%	$53,559	100%	$53,937	100%	$53,740	100%	$53,591	100%	$52,812	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$11,323	33%	$11,617	33%	$11,385	32%	$11,151	31%	$10,915	31%	$10,658	30%
Utilities and energy	6,151	18	6,552	19	6,836	19	6,963	19	7,171	20	6,985	20
Consumer—non cyclical	4,137	12	4,477	13	4,632	13	4,734	13	4,877	14	4,705	13
Consumer—cyclical	2,442	7	2,328	7	2,642	7	2,719	8	2,670	7	2,634	8
Capital goods	1,871	6	1,833	5	2,043	6	2,134	6	2,194	6	2,289	6
Industrial	2,068	6	2,064	6	2,141	6	2,146	6	2,269	6	2,384	7
Technology and communications	2,453	7	2,530	7	2,424	7	2,476	7	2,473	7	2,329	7
Transportation	1,227	4	1,237	4	1,325	4	1,317	4	1,240	3	1,156	3
Other	2,287	7	1,967	6	2,084	6	2,121	6	2,025	6	2,134	6

Total	$33,959	100%	$34,605	100%	$35,512	100%	$35,761	100%	$35,834	100%	$35,274	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,879	5%	$2,750	5%	$2,812	5%	$2,646	5%	$2,858	5%	$2,652	5%
Due after one year through five years	9,715	19	9,923	19	10,129	19	10,331	19	10,382	19	10,329	20
Due after five years through ten years	10,426	20	10,723	20	11,218	21	11,567	22	11,514	22	11,658	22
Due after ten years	16,272	31	16,591	31	16,854	31	16,638	31	16,693	31	15,952	30

Subtotal	39,292	75	39,987	75	41,013	76	41,182	77	41,447	77	40,591	77
Mortgage and asset-backed	13,024	25	13,572	25	12,924	24	12,558	23	12,144	23	12,221	23

Total fixed maturities	$52,316	100%	$53,559	100%	$53,937	100%	$53,740	100%	$53,591	100%	$52,812	100%

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,391	29%	$2,285	29%	$2,272	30%	$2,191	30%	$2,043	30%	$1,850	30%
South Atlantic	1,747	21	1,668	21	1,586	21	1,508	21	1,451	21	1,234	20
Middle Atlantic	1,119	14	1,113	14	1,088	14	1,081	15	998	15	989	16
East North Central	840	10	868	11	794	11	766	10	704	10	662	11
Mountain	737	9	612	8	580	8	514	7	496	7	471	8
West South Central	366	4	345	4	336	4	346	5	306	5	304	5
West North Central	477	6	450	6	440	6	431	6	432	6	366	5
East South Central	307	4	292	4	280	4	268	4	261	4	230	3
New England	219	3	221	3	182	2	167	2	168	2	173	2

Total	$8,203	100%	$7,854	100%	$7,558	100%	$7,272	100%	$6,859	100%	$6,279	100%

Property Type
Office	$2,371	29%	$2,293	29%	$2,197	28%	$2,156	30%	$1,914	28%	$1,861	30%
Industrial	2,211	27	2,176	28	2,109	28	2,017	28	1,963	29	1,845	30
Retail	2,144	26	2,103	27	2,092	28	2,046	28	1,938	28	1,701	27
Apartments	983	12	952	12	833	11	746	10	708	10	655	10
Mixed use/other	494	6	330	4	327	5	307	4	336	5	217	3

Total	$8,203	100%	$7,854	100%	$7,558	100%	$7,272	100%	$6,859	100%	$6,279	100%

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data (continued)

(amounts in millions)

	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Summary of Commercial Mortgage Loans	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,588	43%	$3,514	45%	$3,407	45%	$3,330	46%	$3,247	47%	$3,122	49%
$5 million but less than $10 million	1,903	23	1,854	23	1,831	24	1,720	23	1,647	24	1,457	23
$10 million but less than $20 million	1,537	19	1,498	19	1,427	19	1,382	19	1,245	18	1,072	17
$20 million but less than $30 million	548	7	525	7	448	6	466	6	323	5	350	6
$30 million and over	635	8	487	6	469	6	429	6	446	6	324	5

Total	$8,211	100%	$7,878	100%	$7,582	100%	$7,327	100%	$6,908	100%	$6,325	100%

	June 30, 2006	December 31, 2005
Allowance for Losses on Commercial Mortgage Loans
Balance, beginning of year	$31	$52
Provisions	—	11
Releases	(16)	(32)
Deductions for write-downs and dispositions	—	—

Balance, end of year	$15	$31

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$731	$719	$1,450	$691	$694	$665	$669	$2,719
Fixed maturities—non-taxable	31	31	62	32	31	32	33	128
Commercial mortgage loans	138	121	259	145	116	98	98	457
Equity securities	7	7	14	7	6	6	6	25
Other investments	12	11	23	34	20	10	14	78
Policy loans	32	30	62	29	27	27	26	109
Restricted investments held by securitization entities	—	7	7	11	12	13	14	50
Cash, cash equivalents and short-term investments	20	17	37	11	15	7	8	41

Gross investment income before expenses and fees	971	943	1,914	960	921	858	868	3,607

Expenses and fees	(18)	(19)	(37)	(19)	(19)	(16)	(17)	(71)

Net investment income	$953	$924	$1,877	$941	$902	$842	$851	$3,536

Annualized Yields
Fixed maturities—taxable	5.8%	5.7%	5.8%	5.6%	5.7%	5.5%	5.6%	5.6%
Fixed maturities—non-taxable	4.5%	4.4%	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%
Commercial mortgage loans	6.9%	6.3%	6.6%	7.8%	6.6%	6.0%	6.4%	6.7%
Equity securities	16.1%	12.3%	13.2%	9.4%	9.0%	8.6%	8.8%	8.9%
Other investments	6.4%	5.2%	5.7%	13.9%	7.9%	4.6%	6.9%	8.5%
Policy loans	9.1%	8.8%	8.9%	8.6%	8.5%	8.9%	8.3%	8.6%
Restricted investments held by securitization entities	—	8.2%	6.1%	6.2%	6.2%	6.3%	6.9%	6.4%
Cash, cash equivalents and short-term investments	3.6%	3.6%	3.6%	2.3%	3.6%	1.8%	1.7%	2.3%

Gross investment income before expenses and fees	5.9%	5.7%	5.8%	5.9%	5.8%	5.5%	5.6%	5.7%

Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.8%	5.6%	5.7%	5.8%	5.7%	5.4%	5.5%	5.6%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$409,103	$393,812	$379,378	$366,131	$350,224	$337,927
Life insurance in-force before reinsurance	$571,014	$554,472	$540,257	$525,264	$508,330	$494,431

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$40,850	$40,890	$40,711	$41,722	$42,110	$42,428
Life insurance in-force before reinsurance	$49,207	$49,335	$49,353	$49,613	$49,846	$50,805

Total life insurance
Life insurance in-force, net of reinsurance	$449,953	$434,702	$420,089	$407,853	$392,334	$380,355
Life insurance in-force before reinsurance	$620,221	$603,807	$598,610	$574,877	$558,176	$545,236

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

A ssets Under Management—Retirement Income and Investments

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Retail

Fixed Annuities
Account value, net of reinsurance, beginning of period	$15,241	$15,547	$15,676	$15,540	$15,214	$15,113
Deposits	326	267	356	530	699	285
Interest credited	139	145	151	154	150	150
Surrenders, benefits and product charges	(871)	(718)	(636)	(548)	(523)	(334)

Account value, net of reinsurance, end of period	14,835	15,241	15,547	15,676	15,540	15,214

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	5,772	5,680	5,578	5,488	5,415	5,344
Premiums and deposits	290	250	240	230	215	212
Interest credited	78	80	79	77	80	77
Surrenders, benefits and product charges	(225)	(238)	(217)	(217)	(222)	(218)

Account value, net of reinsurance, end of period	5,915	5,772	5,680	5,578	5,488	5,415

Structured Settlements
Account value, net of reinsurance, beginning of period	925	871	831	765	653	533
Premiums and deposits	45	58	41	69	116	124
Interest credited	13	12	12	11	11	11
Surrenders, benefits and product charges	(15)	(16)	(13)	(14)	(15)	(15)

Account value, net of reinsurance, end of period	968	925	871	831	765	653

Total Spread-Based Retail, net of reinsurance	$21,718	$21,938	$22,098	$22,085	$21,793	$21,282

Spread-Based Institutional

GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$9,766	$9,777	$9,998	$9,162	$9,408	$9,541
Deposits	498	980	587	1,402	871	841
Interest credited	123	114	107	101	86	82
Surrenders and benefits	(501)	(1,105)	(915)	(667)	(1,203)	(1,056)

Account value, end of period	9,886	9,766	9,777	9,998	9,162	9,408

Total Spread-Based Retail and Institutional	$31,604	$31,704	$31,875	$32,083	$30,955	$30,690

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Fee-Based
Income Distribution Series
Account value, net of reinsurance, beginning of period	$1,235	$911	$747	$634	$540	$462
Deposits	350	281	170	109	92	85
Interest credited and investment performance	(5)	59	6	13	8	(4)
Surrenders, benefits and product charges	(25)	(16)	(12)	(9)	(6)	(3)

Account value, net of reinsurance, end of period	1,555	1,235	911	747	634	540

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,360	1,182	1,048	902	747	632
Deposits	147	132	123	137	145	143
Interest credited and investment performance	(17)	78	32	35	29	(13)
Surrenders, benefits and product charges	(30)	(32)	(21)	(26)	(19)	(15)

Account value, net of reinsurance, end of period	1,460	1,360	1,182	1,048	902	747

Variable Life Insurance
Account value, beginning of the period	377	363	355	347	335	345
Deposits	7	9	8	7	11	8
Interest credited and investment performance	(5)	18	12	13	11	(11)
Surrenders, benefits and product charges	(12)	(13)	(12)	(12)	(10)	(7)

Account value, end of period	367	377	363	355	347	335

Third-Party Assets
Genworth Financial Asset Management
Account value, beginning of the period	3,756	3,352	3,137	2,907	2,753	2,775
Deposits	460	370	275	242	224	212
Interest credited and investment performance	(121)	169	67	120	44	(94)
Surrenders, benefits and product charges	(150)	(135)	(127)	(132)	(114)	(140)

Account value, end of period	3,945	3,756	3,352	3,137	2,907	2,753

Genworth Financial Advisors
Account value, beginning of the period	2,068	1,828	1,640	1,428	1,293	1,198
Deposits	183	212	198	187	135	112
Interest credited and investment performance	(38)	85	5	40	14	(2)
Surrenders, benefits and product charges	(15)	(57)	(15)	(15)	(14)	(15)

Account value, end of period	2,198	2,068	1,828	1,640	1,428	1,293

Total Third-Party Assets	6,143	5,824	5,180	4,777	4,335	4,046

Total Fee-Based Assets Under Management	$9,525	$8,796	$7,636	$6,927	$6,218	$5,668

Assets Under Management, Net of Reinsurance	$41,129	$40,500	$39,511	$39,010	$37,173	$36,358

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Reinsured Products
Account value, beginning of period	$20,817	$21,004	$21,293	$21,542	$21,789	$22,291
Deposits	10	11	7	15	32	37
Interest credited and investment performance	(7)	643	416	496	433	60
Surrenders, benefits and product charges	(689)	(841)	(712)	(760)	(712)	(599)

Account value, end of period	$20,131	$20,817	$21,004	$21,293	$21,542	$21,789

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Institutional Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional
Guaranteed Investment Contracts	$2,619	$2,849	$3,142	$3,217	$3,264	$3,302
Funding agreements backing notes	4,569	4,270	3,957	4,054	3,172	3,381
Funding agreements	2,698	2,647	2,678	2,727	2,726	2,725

	$9,886	$9,766	$9,777	$9,998	$9,162	$9,408

Funding agreements by liquidity provisions:
90 day	$425	$425	$558	$858	$1,108	$1,308
180 day	450	450	450	550	350	150
No put	1,485	1,485	1,385	1,035	985	1,010
13 month rolling maturity	325	275	275	275	275	250
Accrued interest	13	12	10	9	8	7

Total funding agreements	$2,698	$2,647	$2,678	$2,727	$2,726	$2,725

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Primary Insurance In-force	$102,000	$100,500	$100,200	$101,900	$104,300	$106,000

New Insurance Written	$8,200	$6,800	$6,700	$7,200	$7,200	$5,700

Net Premiums Written	$119	$115	$112	$112	$111	$109

Loss Ratio (a)	21%	16%	45%	24%	22%	14%

Expense Ratio (b)	33%	35%	42%	55%	42%	37%

New Risk Written
Flow	$1,697	$1,404	$1,667	$1,820	$1,713	$1,263
Bulk	41	102	2	10	19	9

Total Primary	1,738	1,506	1,669	1,830	1,732	1,272
Pool	2	2	2	—	—	—

Total New Risk Written	$1,740	$1,508	$1,671	$1,830	$1,732	$1,272

Risk In-force
Flow	$21,555	$21,328	$21,375	$21,500	$21,848	$22,103
Bulk	498	460	363	370	369	284

Total Primary	22,053	21,788	21,738	21,870	22,217	22,387
Pool	494	516	554	590	643	682

Total Risk In-force	$22,547	$22,304	$22,292	$22,460	$22,860	$23,069

(a)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(b)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance (continued)

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%	92%	92%	92%	92%
Flow by FICO Scores 575-619	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	95%	94%	96%	95%	95%	92%
Bulk by FICO Scores 575-619	3%	4%	2%	3%	3%	4%
Bulk by FICO Scores <575	2%	2%	2%	2%	2%	4%

Primary A minus and sub-prime	10.8%	10.6%	10.4%	10.1%	9.9%	9.9%

Primary Loans
Primary total loans in-force	740,091	740,562	744,970	763,988	786,959	804,839
Primary total loans in default	22,069	23,127	27,391	24,478	23,613	24,376
Primary loans total default rate	3.0%	3.1%	3.7%	3.2%	3.0%	3.0%

Flow loans in default	21,021	22,070	26,163	23,284	22,392	22,891
Flow loans default rate	3.3%	3.5%	4.1%	3.5%	3.3%	3.3%

Bulk loans in default	1,048	1,057	1,228	1,194	1,221	1,485
Bulk loans default rate	0.9%	1.0%	1.2%	1.1%	1.1%	1.4%

A minus and sub-prime loans in default	6,185	6,064	7,072	6,420	5,930	6,058
A minus and sub-prime loans default rate	8.8%	8.8%	10.5%	9.6%	8.9%	8.9%

Pool Loans
Pool loans in default	477	500	597	542	597	648
Pool loans default rate	2.6%	2.7%	3.1%	2.7%	2.8%	2.7%

Claims Paid
Primary Claims Paid (includes LAE)	32.2	30.6	33.8	34.0	37.9	39.6
Pool Claims Paid (includes LAE)	0.4	0.1	0.1	0.0	0.2	0.1
Primary Average Claim Severity	95%	96%	95%	94%	95%	95%

Other Measures
Flow Persistency (a)	71%	72%	68%	59%	63%	66%
Gross written premiums ceded to captives/total direct written premiums	24%	24%	24%	24%	24%	25%
Risk to capital ratio (b)	8.0:1	8.1:1	8.2:1	8.6:1	8.9:1	9.4:1

(a)	Excludes bulk transactions and the effect of periodic reconciliations involving single premium mortgage insurance. Including the effect of the periodic reconciliations, flow persistency would be 71% and 65% for the three months ended March 31, 2006 and December 31, 2005, respectively. All other periods shown were unaffected.

(b)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

		2006	2005
	Q2	Q1	Q4	Q3	Q2	Q1
Primary Insurance In-force
Canada	$101,900	$92,800	$89,300	$81,000	$71,500	$77,100
Australia	133,100	133,600	127,300	123,800	114,900	110,800
Europe and Rest of World	36,600	30,400	27,600	26,200	23,800	22,000

Total International Primary Insurance In-force	$271,600	$256,800	$244,200	$231,000	$210,200	$209,900

New Insurance Written
Canada	$6,200	$4,000	$7,400	$5,900	$4,600	$3,300
Australia	9,600	12,400	10,400	12,200	11,400	9,200
Europe and Rest of World	5,900	4,000	4,100	2,900	5,400	1,700

Total International New Insurance Written	$21,700	$20,400	$21,900	$21,000	$21,400	$14,200

Total Risk In-force (a)	$86,600	$82,800	$79,000	$74,500	$67,800	$68,000

Net Premiums Written	$244	$204	$212	$204	$168	$137

Loss Ratio (b)
Canada	7%	16%	12%	10%	13%	15%
Australia	30%	29%	20%	5%	13%	-14%
Europe and Rest of World	15%	14%	9%	9%	11%	17%
Total International Loss Ratio	17%	21%	14%	8%	13%	6%

Expense Ratio (c)
Canada	18%	23%	16%	15%	17%	19%
Australia	15%	14%	13%	14%	16%	15%
Europe and Rest of World	34%	41%	50%	52%	90%	79%
Total International Expense Ratio	20%	21%	19%	18%	24%	22%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. For the period ending June 30, 2005 through the period ending June 30, 2006, this factor was 35%.
(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
	June 30, 2006	December 31, 2005
GAAP Basis ROE
Net earnings for the twelve months ended (1)	$1,265	$1,221
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,716	$11,437
GAAP Basis ROE (1) divided by (2)	10.8%	10.7%

Operating ROE
Net operating earnings for the twelve months ended (1)	$1,295	$1,222
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,716	$11,437
Operating ROE (1) divided by (2)	11.1%	10.7%

(1)	The twelve months ended information is derived by adding the four quarters of net earnings and net operating earnings from page 12 herein.

(2)	Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating earnings divided by average stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net earnings divided by average stockholders’ equity.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$521	$475	$996	$513	$506	$523	$447	$1,989
Total revenues (2)	$2,754	$2,625	$5,379	$2,655	$2,628	$2,610	$2,611	$10,504

Expense ratio (1) divided by (2)	18.9%	18.1%	18.5%	19.3%	19.3%	20.0%	17.1%	18.9%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$521	$475	$996	$513	$506	$523	$447	$1,989
Less payment protection insurance business	182	172	354	176	176	209	186	747

Adjusted acquisition and operating expenses, net of deferrals (3)	$339	$303	$642	$337	$330	$314	$261	$1,242

Total revenues	$2,754	$2,625	$5,379	$2,655	$2,628	$2,610	$2,611	$10,504
Less payment protection insurance business	352	319	671	335	373	385	399	1,492
Less net investment gains (losses)	(49)	(22)	(71)	11	(7)	—	(6)	(2)

Adjusted total revenues (4)	$2,451	$2,328	$4,779	$2,309	$2,262	$2,225	$2,218	$9,014

Adjusted expense ratio (3) divided by (4)	13.8%	13.0%	13.4%	14.6%	14.6%	14.1%	11.8%	13.8%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s payment protection insurance business. The payment protection insurance business is excluded from this ratio as its expense base is comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

		2006		2005
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,648	$1,539	$3,187	$1,531	$1,547	$1,614	$1,605	$6,297
Less payment protection insurance run-off premiums	35	19	54	34	64	64	74	236
Less spread-based retail premiums	200	180	380	181	189	241	244	855

Core premiums	$1,413	$1,340	$2,753	$1,316	$1,294	$1,309	$1,287	$5,206

Reported premium percentage change from prior year	2.1%
Core premium percentage change from prior year	7.9%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on a run-off block in our payment protection insurance business and less premiums from our spread-based retail business. The spread-based retail premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

			2006	2005				2004
	(Assets—amounts in billions)	Q2	Q1	Q4	Q3	Q2	Q1	Q4
	Reported—Total Invested Assets and Cash	$66.4	$67.6	$68.8	$68.4	$67.9	$66.7	$67.1
	Subtract:
	Securities lending	0.9	1.6	1.8	2.2	2.7	3.0	3.2
	Unrealized gains (losses)	(0.7)	0.2	1.2	1.7	2.6	1.5	1.9
	Derivative counterparty collateral	0.2	0.3	0.4	—	—	—	—

	Adjusted end-of-period invested assets	$66.0	$65.5	$65.4	$64.5	$62.6	$62.2	$62.1

(A)	Average Invested Assets used in Reported Yield	$65.7	$65.5	$64.9	$63.5	$62.4	$62.1
	Subtract: limited partnership investments (average balance)	0.1	0.1	0.2	0.2	0.2	0.2

(B)	Average Invested Assets used in Core Yield Calculation	65.6	65.3	64.8	63.4	62.2	62.0
	Subtract: floating and short-term portfolios (average balance)	10.0	9.1	8.3	7.6	6.9	6.8

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$55.6	$56.2	$56.5	$55.8	$55.3	$55.1

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$953	$924	$941	$902	$842	$851
	Subtract certain investment items (1)	38	27	68	49	14	24

(E)	Core Net Investment Income	915	897	873	853	828	827
	Subtract: investment income from floating and short-term portfolios	139	120	100	83	74	59

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$776	$777	$773	$770	$754	$767

(D)/(A)	Reported Yield	5.8%	5.6%	5.8%	5.7%	5.4%	5.5%
(E)/(B)	Core Yield	5.6%	5.5%	5.4%	5.4%	5.3%	5.3%
(F)/(C)	Core Yield (excl. Floating and Short-Term)	5.6%	5.5%	5.5%	5.5%	5.4%	5.6%

Notes:	—Columns may not add due to rounding.

—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Includes bond calls, prepayments, non-qualifying derivatives, commercial mortgage loan loss reserves and other items.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	Not rated
Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-
First Colony Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Health Insurance Company	A	AA-	Not rated	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company (a)	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

(a)	Our Canadian mortgage insurance company, Genworth Financial Mortgage Insurance Company Canada, is not rated by any of the rating agencies shown above, but is rated “AA” by Dominion Bond Rating Service.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its ‘‘A+’’ (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The ‘‘A+’’ (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from ‘‘A++’’ to ‘‘S’’.

GENWORTH FINANCIAL, INC.

2Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that ‘‘AA’’ (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The ‘‘AA’’ rating category is the second-highest of eight financial strength rating categories, which range from ‘‘AAA’’ to ‘‘D.’’ The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the ‘‘CCC’’ category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

Dominion Bond Rating states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and Dominion Bond Rating review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On June 2, 2006, A.M. Best removed Continental Life Insurance Company of Brentwood, Tennessee from under review and upgraded the financial strength ratings to A- (excellent) from B++ (very good). The outlook for the rating is positive.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 24 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com.

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com